AXS Multi-Strategy Alternatives Fund

Investor Class Shares: KCMTX

Class I Shares: KCMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 21, 2023, to the

Prospectus dated February 1, 2023.

Effective immediately, the “Average Annual Total Returns” table for the AXS Multi-Strategy Alternatives Fund beginning on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for Periods Ended December 31, 2022)	1 Year	5 Years	10 Years	Since Inception (3/20/2017)
Investor Class Shares – Return Before Taxes	(22.54)%	2.28%	6.94%	—
Investor Class Shares – Return After Taxes on Distributions*	(22.54)%	(0.78)%	4.13%	—
Investor Class Shares – Return After Taxes on Distributions and Sale of Fund Shares*	(13.35)%	0.76%	4.54%	—
Class I Shares – Return Before Taxes	(22.42)%	2.48%	—	5.03%
Wilshire Liquid Alternative Global Macro Index TR (reflects no deductions for fees, expenses or taxes)	7.99%	2.68%	2.06%	2.78%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After — tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class Shares only and after-tax returns for classes other than Investor Class will vary from returns shown for Investor Class.

Please file this Supplement with your records.